UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO

SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported)  June 5, 2013

CALLIDUS SOFTWARE INC.

(Exact Name of Registrant as Specified in Its Charter)

Delaware

(State or Other Jurisdiction of
Incorporation)

000-50463	77-0438629
(Commission File Number)	(IRS Employer Identification No.)

6200 Stoneridge Mall Road, Suite 500
Pleasanton, CA	94588
(Address of Principal Executive Offices)	(Zip Code)

(925) 251-2200

(Registrant’s telephone number, including area code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07.   Submission of Matters to a Vote of Security Holders.

Callidus Software Inc. (the “Company”) held its 2013 Annual Meeting of Stockholders (“Annual Meeting”) on June 5, 2013.  As of the record date, April 8, 2013, 37,281,207 shares of the Company’s common stock were outstanding and entitled to vote at the Annual Meeting.  A total of 32,610,929 shares of Company common stock, constituting a quorum, were represented in person or by proxy at the Annual Meeting.

In accordance with the Company’s definitive proxy statement dated April 17, 2013 (“Proxy Statement”), at the meeting, stockholders were requested to: (i) elect two (2) Class I members to the board of directors; (ii) approve the Company’s 2013 Stock Incentive Plan; (iii) approve, by an advisory vote, executive compensation as set forth in the Proxy Statement; and (iv) ratify the appointment of KPMG LLP as the Company’s independent auditors for the fiscal year ending December 31, 2013.  The final results of the voting by the Company’s stockholders are as follows:

1.              Proposal 1: Election of Class I directors.  Each of the two (2) directors nominated for election by the Company’s board of directors as Class I directors to hold office for three (3) year terms ending immediately prior to the Company’s 2016 Annual Meeting of Stockholders were elected.  The voting results were as follows:

Director	For	Against	Abstentions and Broker Non-Votes
Mark A. Culhane	19,384,532	152,195	13,074,202
David B. Pratt	19,368,473	168,254	13,074,202

2.              Proposal 2: Vote on the Company’s 2013 Stock Incentive Plan.  The Company’s stockholders approved the Company’s 2013 Stock Incentive Plan.  The voting results were as follows:

For	Against	Abstentions	Broker Non-Votes
14,213,143	10,640,242	386,007	7,371,537

3.              Proposal 3: Advisory Vote on Executive Compensation.  The Company’s stockholders approved, on an advisory basis, executive compensation as set forth in the Proxy Statement.  The voting results were as follows:

For	Against	Abstentions	Broker Non-Votes
16,916,813	7,935,272	387,307	7,371,537

4.              Proposal 4: Appointment of Independent Auditors.  The ratification of the appointment of KPMG LLP as the Company’s independent auditors for the fiscal year ending December 31, 2013 was approved.  The voting results were as follows:

For	Against	Abstentions	Broker Non-Votes
32,439,478	106,795	64,656	0

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CALLIDUS SOFTWARE INC.

Date:	June 7, 2012	By:	/s/ Bob L. Corey
			Name:	Bob L. Corey
			Title:	Senior Vice President, Chief Financial Officer